EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FactSet Research Systems Inc. (the “Company”) on Form 10-K for the fiscal year ended August 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maurizio Nicolelli, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ MAURIZIO NICOLELLI
Maurizio Nicolelli Senior Vice President and Director of Finance (Principal Financial Officer) October 31, 2011